SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) DECEMBER 23, 2003

                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                       0-26321               98-0204105
(State or other jurisdiction of       (Commission           (IRS Employer
       incorporation)                 File Number)        Identification No.)

    14 INVERNESS DRIVE EAST, BUILDING H, SUITE 236, ENGLEWOOD, COLORADO 80112
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (303) 483-0044

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not applicable.

         (b)      Pro forma financial information:  Not applicable.

         (c)      Exhibits:

                  REGULATION

                  S-K NUMBER                     DOCUMENT

                     99.1             Press release dated December 23, 2003
                     99.2             Press release dated December 23, 2003

ITEM 9.  REGULATION FD DISCLOSURE

         Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the documents filed as Exhibits
         99.1 and 99.2 to this Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GASCO ENERGY, INC.


December 23, 2003                       By:  /s/ W. KING GRANT
                                           -------------------------------------
                                              W. King Grant
                                              Chief Financial Officer